Exhibit 12.4


                                  CERTIFICATION

I, Pedro A. Richards, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 20-F of Grupo Financiero Galicia S.A.;

2. Based on my knowledge, this Amendment No. 1 to the Annual Report on Form 20-F does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 12, 2005

                                              /s/ Pedro A. Richards
                                              -----------------------------
                                              Pedro A. Richards
                                              Chief Financial Officer
                                              (principal financial officer)